Supplement to the
Fidelity's Targeted International Equity Funds®
December 30, 2016
Prospectus

Colin Chickles no longer serves as a co-manager of Fidelity® Emerging Asia Fund.

The following information replaces similar information for Fidelity® Emerging Asia Fund found in the "Fund Summary" section under the heading "Portfolio Manager(s)".

John Dance (portfolio manager) has managed the fund since September 2016.

The following information replaces the biographical information for John Dance found in the "Fund Management" section under the heading "Portfolio Manager(s)".

John Dance is portfolio manager of Fidelity® Emerging Asia Fund, which he has managed since September 2016 and portfolio manager of Fidelity® Pacific Basin Fund, which he has managed since October 2013. He also manages other funds. Since joining Fidelity Investments in 2006, Mr. Dance has worked as a research analyst and portfolio manager.

TIF-17-01 1.483702.194	January 20, 2017

Supplement to the
Fidelity® Emerging Asia Fund, Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund, Fidelity® Emerging Markets Discovery Fund, Fidelity® Emerging Markets Fund, Fidelity® Latin America Fund and Fidelity® Total Emerging Markets Fund
December 30, 2016
STATEMENT OF ADDITIONAL INFORMATION

Colin Chickles no longer serves as co-manager of Fidelity® Emerging Asia Fund. John Dance serves as portfolio manager of Fidelity® Emerging Asia Fund.

EMEB-17-01 1.881199.115	January 20, 2017